UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2019

              First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
       240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
       240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FFNW	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)          Retirement of Director

On June 12, 2019, First Financial Northwest, Inc. ("Company"), its financial institution subsidiary, First Financial Northwest Bank ("Bank"), and its non-financial institution subsidiary, First Financial Diversified Corporation ("FFD"), announced the retirement of Director Gary F. Faull from each of their Boards of Directors.  Under a joint mandatory retirement policy of the Company, the Bank and FFD, which provides that no director shall serve after reaching 75 years of age, Mr. Faull reached the mandatory retirement age and retired effective as of the Company's Annual Meeting of Shareholders ("Annual Meeting") on June 12, 2019.

Mr. Faull has served as a director of the Company since its formation in 2007 and has served as a director of the Bank and FFD since 1999.  Mr. Faull also served as a member of the Board of Directors' Nominating and Corporate Governance Committee.

Item 5.07  Submission of Matters to a Vote of Security Holders
(a)	The Company’s Annual Meeting was held on June 12, 2019.
(b)
There were a total of 10,445,125 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 9,226,786 shares of common stock were represented in person or by proxy; therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders and the following are the results as certified by the independent Inspector of Election:

Proposal 1.  Election of Directors.  Two persons were nominated for election each to serve for a three-year term and one person was nominated for election to serve for a one-year term.  Directors are elected by a plurality of the votes cast, meaning that the nominees who receive the most “for” votes are elected as directors, subject to their qualification to serve as directors.  Set forth below are results of the voting for the election of directors:
	FOR		WITHHELD		BROKER NON-VOTES
	No. of votes	Percentage of shares present	No. of votes	Percentage of shares present	No. of broker non-votes

Patricia M. Remch	7,353,429	96.9	235,467	3.1	1,637,890
Joann E. Lee	7,244,921	95.5	343,975	4.5	1,637,890
Kevin D. Padrick	7,407,694	97.6	181,202	2.4	1,637,890

Based on the voting results set forth above, Joann E. Lee and Kevin D. Padrick were elected to serve as directors of the Company for a three-year term expiring at the annual meeting of shareholders in 2022; each to serve as a director of the Company until their respective successors have been duly elected and qualified. Patricia M. Remch was elected to serve as a director of the Company for a one-year term expiring at the annual meeting of shareholders in 2020, to serve as a director of the Company until her respective successor had been duly elected and qualified.
The terms of Directors Joseph W. Kiley III, Roger H. Molvar, Richard M. Riccobono, Richard P. Jacobson and Daniel L. Stevens continued.

Proposal 2. An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the Annual Meeting.  This proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Set forth below are results of the voting on this proposal:
For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote
7,081,205	93.3	400,101	5.3	107,590	1.4	1,637,890
Based on the voting results set forth above, the compensation of the Company’s named executive officers was approved by the Company’s shareholders.

Proposal 3.   Ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  Set forth below are results of the voting on this proposal:

For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote
9,116,202	98.8	30,510	0.3	80,074	0.9	N/A
Based on the voting results set forth above, the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2019 was ratified by the Company’s shareholders.
A copy of the Company’s Annual Meeting Presentation that was provided at the Annual Meeting has been posted to the Company’s website in the Investor Relations section at www.ffnwb.com and is being furnished as Exhibit 99.1 to this Form 8-K.

(c) None.

Item 7.01  Regulation FD Disclosure

The Company is furnishing presentation materials as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. The Company presented these materials at its Annual Meeting addressing, among other things, the Company's business strategies. The foregoing description of information contained in the presentation is qualified by reference to such presentation materials attached as Exhibit 99.1. The Company is not undertaking to update this presentation or the information contained therein.

The information in this Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

This Item 7.01 of this report will not be deemed an admission as to the materiality of any information herein or contained in the presentation (including Exhibit 99.1).

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:
99.1 Annual Meeting Presentation of First Financial Northwest, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: June 13, 2019	By: /s/ Richard P. Jacobson
Richard P. Jacobson Executive Vice President and Chief Financial Officer